BABSON
Money
Market
FUND


Annual Report
June 30, 1998


BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group


Message
To Our Shareholders

The U.S. economy remains in the middle of a tug of war, caught between strength at home and weakness abroad.

Roughly one-third of the world is in recession. Asian countries, until recently the marvels of the free world, have fallen victim to speculative excess. This has put downward pressure on global goods prices and has dampened the U.S. manufacturing sector's growth significantly.

In contrast, the demand side of the U.S. economy remains strong. This strength has led to the tightest labor market in thirty years. In a normal economic environment, this high level of demand in the employment market would be expected to begin generating outsized wage gains that would lead to higher inflation.

However, these are not normal times. Good productivity growth has been offsetting wage gains, and most analysts expect the Asian crisis will have enough of an impact on the economy that the U.S. growth rate will slow to a more sustainable level. In that case, short-term interest rates will probably remain near current levels for an indefinite period.

Should the Asian crisis have a greater than expected impact, the Federal Reserve may lower short-term rates in order to keep the economic expansion intact. However, the greater risk is that the economy remains strong. The service sector is relatively immune from foreign competition and accounts for two-thirds of the economy. Prices for services have not fallen nearly as much as for goods. If productivity fails to keep up with wage gains, or demand continues to be stronger than expected, then the Federal Reserve may have to raise rates in order to keep a lid on the overall price level.

With the economy being pressured in two different directions, we believe that our policy of focusing on quality and liquidity will continue to serve our shareholders well.

The seven-day yield for Babson Money Market Fund's Federal Portfolio was 4.75% and the Prime Portfolio was 4.73%, as of June 30, 1998. These figures increased to 4.86% and 4.84%, respectively, for those shareholders who reinvested their dividends.

Money market funds are neither insured nor guaranteed by the U.S.
Government. There is no assurance that the fund will maintain a stable net asset value of one dollar per share.

We appreciate your continued interest in Babson Money Market Fund.

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President


STATEMENT OF NET ASSETS
June 30, 1998
PRIME PORTFOLIO

                                                                PRINCIPAL               MARKET
                                                                AMOUNT                  VALUE
SHORT-TERM CORPORATE NOTES - 73.03%
        Abbott Laboratories,
                5.46%, due July 8, 1998                      $  1,700,000            $  1,692,523
        Atlantic Richfield Company,
		5.40%, due August 10, 1998			1,700,000		1,661,750
        Bell Atlantic Financial Services, Incorporated,
                5.50%, due July 14, 1998                        1,700,000               1,691,169
        Caterpillar Financial Services,
                5.45%, due July 17, 1998                        1,700,000               1,670,918
        Coca-Cola Company,
                5.45%, due August 10, 1998                      1,700,000               1,675,551
        duPont (E.I.) deNemours & Company,
		5.44%, due August 26, 1998 			1,700,000    		1,670,972
        Eastman Kodak Company,
                5.50%, due July 8, 1998                         1,700,000               1,684,936
        Emerson Electric Company,
                5.45%, due November 20, 1998                    1,700,000               1,658,307
        Ford Motor Credit Company,
		5.44%, due November 18, 1998			1,700,000  		1,656,329
        Fortune Brands, Incorporated,
                5.50%, due July 28, 1998                        1,700,000               1,687,793
        Heinz (H.J.) Company,
                5.52%, due July 27, 1998                        1,700,000               1,689,313
        IBM Credit Corporation,
                5.40%, due July 15, 1998                        1,700,000               1,669,910
        Kellogg Company,
		5.48%, due July 15, 1998 			1,700,000    		1,690,684
        Lucent Technologies, Incorporated,
        5.49%, due July 13, 1998                                1,700,000               1,689,889
        Procter & Gamble Company,
                5.49%, due September 23, 1998                   1,700,000               1,669,668
        Walt Disney Company,
                5.40%, due October 13, 1998                     1,700,000               1,655,885
                (COST $26,815,597)                             27,200,000              26,815,597

GOVERNMENT SPONSORED ENTERPRISES - 11.15%
        Federal Farm Credit Banks Discount Notes,
                5.14%, due December 16, 1998                    1,000,000                 953,169
        Federal Farm Credit Banks Discount Notes,
                5.13%, due December 16, 1998                      750,000                 715,052
        Federal Home Loan Banks Discount Notes,
                5.35%, due October 9, 1998                      1,000,000                 973,547
        Federal National Mortgage Association Discount Notes,
		5.24%, due August 24, 1998			1,500,000		1,451,093
                (COST $4,092,861)                               4,250,000               4,092,861

REPURCHASE AGREEMENT - 15.78%
        Morgan Guaranty Trust Company,
                5.75%, due July 1, 1998
		(Collateralized by U.S. Treasury Notes,
                12.00%, due May 15, 2005) (COST $5,796,000)     5,796,000               5,796,000

TOTAL INVESTMENTS - 99.96%                                                           $ 36,704,458
(COST $36,704,458)

Other assets less liabilities - 0.04%                                                      13,310

TOTAL NET ASSETS - 100.00%
	(equivalent to $1.00 per share;
        1,000,000,000 shares of $0.01 par value
	capital shares authorized;
        36,703,697 shares outstanding)                                               $ 36,717,768



For federal income tax purposes, the identified cost of investments owned at June 30, 1998, was $36,704,458.

See accompanying Notes to Financial Statements.


STATEMENT OF NET ASSETS
June 30, 1998
FEDERAL PORTFOLIO

                                                                PRINCIPAL               MARKET
                                                                AMOUNT                  VALUE
GOVERNMENT SPONSORED ENTERPRISES - 75.92%
        Federal Farm Credit Banks Discount Notes,
                5.13%, due December 16, 1998                 $    750,000            $    715,052
        Federal Home Loan Banks Discount Notes,
                5.28%, due August 14, 1998                      1,000,000                 974,333
        Federal Home Loan Banks Discount Notes,
                5.36%, due July 10, 1998                        1,000,000                 988,387
        Federal Home Loan Banks Discount Notes,
                5.385%, due July 24, 1998                         500,000                 494,091
        Federal Home Loan Banks Discount Notes,
                5.33%, due November 12, 1998                      500,000                 486,527
        Federal Home Loan Mortgage Corporation Discount Notes,
                5.39%, due August 7, 1998                         500,000                 494,086
        Federal Home Loan Mortgage Corporation Discount Notes,
                5.39%, due August 26, 1998                        500,000                 493,337
        Federal Home Loan Mortgage Corporation Discount Notes,
                5.42%, due July 14, 1998                          750,000                 745,145
        Federal Home Loan Mortgage Corporation Discount Notes,
		5.47%, due July 31, 1998			1,500,000		1,491,567
        Federal National Mortgage Association Discount Notes,
                5.42%, due August 3, 1998                         250,000                 247,930
        Federal National Mortgage Association Discount Notes,
                5.32%, due December 18, 1998                      250,000                 243,202
        Federal National Mortgage Association Discount Notes,
                5.48%, due July 29, 1998                        1,000,000                 995,586
        Federal National Mortgage Association Discount Notes,
                5.35%, due September 23, 1998                     500,000                 486,551
        Federal National Mortgage Association Discount Notes,
                5.38%, due September 30, 1998                     500,000                 486,475
                (COST $9,342,269)                               9,500,000               9,342,269

REPURCHASE AGREEMENT - 24.20%
Morgan Guaranty Trust Company, 5.75%, due July 1, 1998
		(Collateralized by U.S. Treasury Notes,
                12.00%, due May 15, 2005) (COST $2,978,000)     2,978,000               2,978,000

TOTAL INVESTMENTS - 100.12%                                                          $ 12,320,269
(COST $12,320,269)

Other assets less liabilities - (0.12%)                                                   (14,758)

TOTAL NET ASSETS - 100.00%
	(equivalent to $1.00 per share;
        1,000,000,000 shares of $0.01 par value
        capital shares authorized;
        12,288,363 shares outstanding)                                               $ 12,305,511

For federal income tax purposes, the identified cost of investments owned at June 30, 1998, was $12,320,269.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998

                                                                     PRIME           FEDERAL
                                                                     PORTFOLIO       PORTFOLIO
ASSETS:
  Investment securities, at market value (identified cost
    of $36,704,458 and $12,320,269, respectively)                $  36,704,458    $  12,320,269
  Interest receivable                                                  278,240           88,541
    Total assets                                                    36,982,698       12,408,810
LIABILITIES AND NET ASSETS:
  Cash overdraft                                                       264,826          102,857
  Payable to shareholders                                                  104              442
    Total liabilities                                                  264,930          103,299
NET ASSETS                                                       $  36,717,768    $  12,305,511

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                    $  36,725,350    $  12,305,466
  Accumulated undistributed realized gain (loss) on investments        (7,582)               45
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                      $  36,717,768    $  12,305,511

Capital shares, $0.01 par value
  Authorized                                                     1,000,000,000    1,000,000,000

  Outstanding                                                       36,703,697       12,288,363

NET ASSET VALUE PER SHARE                                        $        1.00    $        1.00

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended June 30, 1998

                                                                     PRIME           FEDERAL
                                                                     PORTFOLIO       PORTFOLIO
INVESTMENT INCOME:
  Income:
    Interest                                                     $   2,108,772    $       700,508

  Expenses:
    Management fees (Note 3)                                           319,110            107,286
    Registration fees and other expenses                                20,609              7,091
                                                                       339,719            114,377
      Net investment income                                          1,769,053            586,131

REALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
  Realized gain (loss) from investment transactions:
    Proceeds from sales and maturities of investments            1,518,743,180        704,816,356
    Cost of investments sold and matured                         1,518,743,316        704,816,251
      Net gain (loss) from investment transactions                       (136)                105
      Increase in net assets resulting from operations           $   1,768,917    $       586,236

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended June 30, 1998

                                                                     PRIME           FEDERAL
                                                                     PORTFOLIO       PORTFOLIO
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                          $   1,767,101    $       549,929
  Net realized gain (loss) from investment transactions                  (306)               -
    Net increase in net assets resulting from operations             1,766,795            549,929

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (1,767,101)          (549,929)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ($1.00 per share)                       46,769,218         12,649,739
  Net asset value of shares issued for reinvestment of
    distributions ($1.00 per share)                                  1,661,796            530,398
                                                                    48,431,014         13,180,137
  Cost of shares redeemed ($1.00 per share)                        (46,061,655)       (10,268,742)
    Net increase from capital share transactions                     2,369,359          2,911,395
      Total increase in net assets                                   2,369,053          2,911,395
NET ASSETS - June 30, 1996                                          35,905,520         10,288,734
NET ASSETS - June 30, 1997                                      $   38,274,573     $   13,200,129

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $    1,769,053     $      586,131
  Net realized gain (loss) from investment transactions                   (136)               105
    Net increase in net assets resulting from operations             1,768,917            586,236

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (1,769,053)          (586,131)

DECREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ($1.00 per share)                       35,309,938         11,233,372
  Net asset value of shares issued for reinvestment of
    distributions ($1.00 per share)                                  1,677,694            560,706
                                                                    36,987,632         11,794,078
  Cost of shares redeemed ($1.00 per share)                        (38,544,301)       (12,688,801)
    Net decrease from capital share transactions                    (1,556,669)          (894,723)
      Total decrease in net assets                                  (1,556,805)          (894,618)
NET ASSETS - June 30, 1997                                          38,274,573         13,200,129
NET ASSETS - June 30, 1998                                      $   36,717,768     $   12,305,511

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Its shares are currently issued in two series with each series, in effect, representing a separate Fund. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Valuation of securities is on the basis of amortized cost which approximates market value. Investment transactions are recorded on the trade date. Investment income and dividends to shareholders are recorded daily and dividends are distributed monthly. Realized gains and losses from investment transactions are reported on the identified cost basis.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. At June 30, 1998, the Fund has accumulated net realized losses on sales of investments for federal income tax purposes of $7,582 (Prime Portfolio) and $0 (Federal Portfolio) which are available to offset future taxable gains.

2. PURCHASES AND SALES OF SECURITIES:
The aggregate amounts of security transactions during the year ended June 30, 1998, were as follows:

Prime Portfolio
        Purchases               $ 1,517,935,622
        Proceeds from sales       1,518,743,180
Federal Portfolio
        Purchases               $   704,017,580
        Proceeds from sales         704,816,356

3. MANAGEMENT FEES:
Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

4. REPURCHASE AGREEMENTS:
Securities purchased under agreements to resell are held by the Fund's custodian, UMB Bank, n.a. The Fund's adviser monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that they are sufficient to protect the Fund in the event of default by the seller. In the event of bankruptcy or other default of the seller, the Fund could experience delays in liquidating the underlying securities and possible loss to the extent that the repurchase agreement and accrued interest is more than proceeds received upon liquidation of the underlying securities.


FINANCIAL HIGHLIGHTS

The following table sets forth information as to capital and income changes for a share outstanding for each of the five years in the period ended
June 30, 1998:


PRIME PORTFOLIO

                                                           1998    1997    1996    1995    1994
Net asset value, beginning of year                       $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
  Income from investment operations:
    Net investment income                                  0.05    0.05    0.05    0.05    0.03
  Less distributions:
    Dividends from net investment income                 (0.05)  (0.05)  (0.05)  (0.05)  (0.03)
Net asset value, end of year                            $  1.00 $  1.00 $  1.00 $  1.00 $  1.00

Total return                                                 5%      5%      5%      5%      3%


Ratios/Supplemental Data
Net assets, end of year (in millions)                      $ 37    $ 38    $ 36    $ 40    $ 43
Ratio of expenses to average net assets                   0.91%   0.92%   0.92%   0.92%   0.92%
Ratio of net investment income to average net assets      4.73%   4.58%   4.75%   4.58%   2.51%

FEDERAL PORTFOLIO

                                                           1998    1997    1996    1995    1994
Net asset value, beginning of year                       $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
  Income from investment operations:
    Net investment income                                  0.05    0.04    0.05    0.04    0.02
  Less distributions:
    Dividends from net investment income                 (0.05)  (0.04)  (0.05)  (0.04)  (0.02)
Net asset value, end of year                             $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00

Total return                                                 5%      5%      5%      5%      3%


Ratios/Supplemental Data
Net assets, end of year (in millions)                       $ 3    $ 12     $ 13    $ 10    $ 10
Ratio of expenses to average net assets                   0.91%    0.91%   0.91%   0.92%   0.91%
Ratio of net investment income to average net assets      4.65%    4.51%   4.67%   4.48%   2.47%

REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of D.L. Babson Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of D.L. Babson Money Market Fund, Inc. (a Maryland corporation, comprising, respectively, the Prime and Federal Portfolios), including the statement of net assets as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian or brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the D.L. Babson Money Market Fund, Inc. as of June 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Kansas City, Missouri
July 28, 1998

This report has been prepared for the information of the Shareholders of the D.L. Babson Money Market Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.





EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


* Closed to new investors.


BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900
1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com


JB8C-2                          8/98